                                                                           10.55

                          WARRANTS TO PURCHASE COMMON STOCK

     MICROTEL INTERNATIONAL, INC., a Delaware corporation (the "Company") hereby grants to BNZ INCORPORATED, a California corporation (the "Holder") Two Hundred Fifty Thousand (250,000) warrants (the "Warrants") for the purchase of common stock of the Company (the "Common Stock"), with each whole Warrant entitling the Holder to purchase one share of Common Stock (each a "Warrant Share" and collectively the "Warrant Shares") on the terms and subject to the conditions set forth herein.

     1. TERM. The Warrants may be exercised, in whole or in part, at any time and from time to time from the date hereof until 5:00 Pacific Time on October 13, 2000 (the "Exercise Period").

     2. EXERCISE PRICE. The initial exercise price of each whole Warrant shall be $2.125 (the "Exercise Price"). The Exercise Price shall be subject to adjustment as provided in Section 9.

     3. EXERCISE OF WARRANTS. The Warrants are exercisable on the terms provided herein at any time during the Exercise Period by the surrender of this certificate to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, accompanied by payment in full, in immediately available funds, of the amount of the aggregate Exercise Price of the Warrant Shares being purchased upon such exercise. The Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this certificate is surrendered together with the completed Notice of Exercise and payment in full as required above (the "Exercise Date"). The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter. It shall be a condition to the exercise of the Warrants that the Holder or any transferee hereof provide an opinion of counsel reasonably satisfactory to the Company that the Warrants and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or that an exemption from the registration requirements of the Securities Act is available.

     4. FRACTIONAL INTEREST. In lieu of issuing fractional shares of Common Stock upon exercise of the Warrants, the Company may pay the Holder a cash amount determined by multiplying the fraction of a share otherwise issuable by the Fair Market Value of one share of Common Stock. For this purpose, "Fair Market Value" means the average closing sale price for the ten trading days immediately preceding the Exercise Date or, if there is no last-sale reporting for the Common Stock at such time, then the value as determined in good faith by the Board of Directors of the Company.

     5. WARRANTS CONFER NO RIGHTS OF STOCKHOLDER. The Holder shall not have any rights as a stockholder of the Company with regard to the Warrant Shares prior to the Exercise Date for any actual purchase of Warrant Shares.

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     8. RESERVATION OF SHARES. The Company agrees that, at all times during the Exercise Period, the Company will have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of the Warrants, a sufficient number of shares of its Common Stock to provide for the issuance of the Warrant Shares.

     9. ADJUSTMENT FOR CHANGES IN CAPITAL STOCK. If the Company at any time during the Exercise Period shall, by subdivision, combination or reclassification of securities, change any of the securities into which the Warrants are exercisable into the same or a different number of securities of any class or classes, the Warrants shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares if the Warrant Shares had been outstanding immediately prior to such subdivision, combination, or reclassification. If shares of the Company's Common Stock are subdivided into a greater number of shares of Common Stock, the Exercise Price for the Warrant Shares upon exercise of the Warrants shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased; and conversely, if shares of the Company's Common Stock are combined into a smaller number of shares of Common Stock, the Exercise Price shall be proportionately increased, and the number of Warrant Shares shall be proportionately decreased.

     10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF CERTIFICATE. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate representing the Warrants or the Warrant Shares (referred to herein as the "original certificate"), and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the original certificate if mutilated, the Company will make and deliver a new certificate of like tenor in lieu of the original certificate.

     11. GENERAL. This certificate shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California. The headings herein are for purposes of convenience and reference only and shall not be used to construe or interpret the terms of this certificate. The terms of this certificate may be amended, waived, discharged or terminated only by a written instrument signed by both the Company and the Holder. All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of March 31, 1998.





                                   MICROTEL INTERNATIONAL, INC.



Dated:  March 31, 1998             By:
                                       -------------------------------
                                        (Authorized Signature)



                                       -------------------------------
                                        (Name and Title)

                                  NOTICE OF EXERCISE

To:  MicroTel International, Inc. (the "Company")

     1. The undersigned hereby elects to exercise a total of ___________ Warrants for the purchase of a like number of Warrant Shares, and tenders herewith payment of the Exercise Price for such shares in full.

     2. In exercising the Warrants, the undersigned hereby confirms and acknowledges that: (a) the Warrant Shares are being acquired solely for the account of the undersigned for investment and not with a view to or for sale in connection with any distribution; (b) the undersigned has a pre-existing personal or business relationship with the Company or its executive officers, or by reason of the undersigned's business or financial experience the undersigned has the capacity to protect the undersigned's own interests in connection with the exercise of the Warrants; and (c) the undersigned will not offer, sell or otherwise dispose of any of the Warrant Shares unless the Warrant Shares have been registered under the Securities Act or an exemption from such registration is available, as evidenced by an opinion of counsel reasonably satisfactory to the Company.

     3. The undersigned hereby certifies that the undersigned has delivered to the Company an opinion of counsel to the effect that the Warrants and the Warrant Shares have been registered under the Securities Act or an exemption from such registration is available.

     4. Please issue a certificate representing the Warrant Shares in the name of the Holder and deliver the certificate to the address set forth below.

     5. Please issue a new certificate representing the unexercised portion (if any) of the Warrants in the name of the Holder and deliver the certificate to the address set forth below.

Dated:
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                                   (Name)

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                                   (Authorized Signature)


                                   Address for Delivery:

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